                                                                    EXHIBIT 10.1

                                 LIMITED WAIVER

                  LIMITED WAIVER (this "Limited Waiver"), dated as of September 23, 2004, among Oneida Ltd., as borrower (the "Borrower"), JPMorgan Chase Bank ("JPMorgan Chase"), as administrative agent (the "Administrative Agent"), and the lenders (collectively, the "Lenders") that are party to that certain Second Amended and Restated Credit Agreement, dated as of August 9, 2004 (as heretofore amended, the "Credit Agreement"), among the Borrower, the financial institutions from time to time party thereto and JPMorgan Chase, as Administrative Agent and Collateral Agent.

                              W I T N E S S E T H :

                  WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders waive on a limited basis certain Defaults and Events of Default under Sections 7.1(d) and (f) of the Credit Agreement and the Administrative Agent and the Lenders have agreed to so waive such Defaults and Events of Default under Sections 7.1(d) and (f) of the Credit Agreement, subject to the terms and conditions hereof;

                  NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative Agent and the Lenders hereby covenant and agree as follows:

                  1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

                  2. Limited Waiver.

                     (a.) Subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders waive, for the period commencing on the Effective Date (as defined below) and ending on October 22, 2004 (the "L/C Waiver Period"), any Default or Event of Default arising under Section 7.1(f) of the Credit Agreement as a result of the non-compliance by the Borrower with the provisions of Section 5.22 of the Credit Agreement requiring the modification by the Borrower of the Existing Standby L/C Agreements within forty-five days (45) days of the Closing Date such that the Existing Standby L/C Agreements are consistent with the terms of the Credit Agreement; provided that upon the expiration of the L/C Waiver Period, the waiver provided for in this Section 2(a) shall be immediately (without cure period or notice) and automatically terminated in its entirety and be of no force or effect as if the waiver had never been granted. This waiver is limited to any Default or Event of Default arising in connection with the Borrower's failure to comply with Section 5.22 of the Credit Agreement in connection with the above stated actions concerning the modification of the Existing Standby L/C Agreements, and shall not constitute or be construed as a waiver of any other presently existing or future Defaults or Events of Default. The Lenders hereby authorize the Administrative Agent, on behalf of the Lenders, to agree in its sole discretion to further extensions of time in connection with the above referenced requirement without requiring additional consent of the Lenders.

                     (b.) Subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders hereby waive, for the period commencing on the Effective Date and ending on November 1, 2004 (the "PBGC Waiver Period"), the Event of Default arising under Section 7.1(d) of the Credit Agreement as a result of the filing of a financing statement under the Uniform Commercial Code by the PBGC in connection with the Lien imposed on the Borrower's assets in favor of the PBGC pursuant to Section 412 of the Code, which filing, the Borrower has advised the Administrative Agent has resulted in the perfection of such Lien in violation of Section 6.2 of the Credit Agreement; provided that upon the expiration of the PBGC Waiver Period, the waiver provided for in this
Section 2(b) shall be immediately (without cure period or notice) and automatically terminated in its entirety and be of no force or effect as if the waiver had never been granted; and provided further that in the event the PBGC and the Collateral Agent execute a subordination agreement, in form and substance satisfactory to the Required Lenders, in their sole discretion, prior to the expiration of the PBGC Waiver Period pursuant to which the PBGC agrees to subordinate its Liens to the Liens in favor of the Collateral Agent granted pursuant to the Security Documents, the waiver provided in this Section 2(b) shall not expire and shall continue to be of full force and effect regardless of the expiration of the PBGC Waiver Period. This waiver is limited to the Event of Default arising under Section 7.1(d) of the Credit Agreement in connection with the above stated actions concerning the filing of a financing statement by the PBGC, and shall not constitute or be construed as a waiver of any other presently existing or future Defaults or Events of Default.

                  3. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Fundamental Documents as fully as if made on the date hereof (but after giving effect to this Limited Waiver contained herein).

                  4. Conditions Precedent. This Limited Waiver shall become effective on the date on which each of the following conditions has been met (the "Effective Date"):

                     (a) execution and delivery (including by facsimile) of this Limited Waiver by the Borrower, the Administrative Agent and the Required Lenders;

                     (b) execution and delivery (including by facsimile) of the Consent and Reaffirmation of Guarantors at the end hereof by the Guarantors;

                     (c) payment of outstanding professionals' fees and expenses of the Administrative Agent and Collateral Agent; and

                     (d) delivery to the Administrative Agent of a certificate of a Authorized Officer certifying that, after giving effect to this Limited Waiver, no Default or Event of Default shall exist and each of the representations and warranties made by the Borrower or any of its Subsidiaries herein and in or pursuant to the Fundamental Documents shall be true and correct in all material respects as if made on and as of the date on which this Limited Waiver becomes effective.

                  5. Effect of Limited Waiver. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Fundamental Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower.

                  6. Reaffirmation; No Novation. The Borrower expressly acknowledges and agrees that: (i) there has not been, and this Limited Waiver does not constitute or establish, a novation with respect to the Credit Agreement or any of the Fundamental Documents and (ii) nothing in this Limited Waiver shall affect or limit the Administrative Agent's and the Lenders' right to demand payment of liabilities owing from the Borrower to the Administrative Agent and the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Fundamental Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Fundamental Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default which is not waived pursuant to the terms hereof, the Credit Agreement or the other Fundamental Documents.

                  7. Ratification. Except as expressly contemplated or provided herein, the Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Fundamental Documents effective as of the date hereof.

                  8. Release. For purposes of this Section, the following terms shall have the following definitions:

                           (a.) "Related Parties" shall mean, with respect to
any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, financial advisors, accountants and shareholders, if any.

                           (b.) "Claims" shall mean any and all claims, losses,
debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

         Excluding only the continuing obligations of the Lenders and the Administrative Agent under the express terms of the Credit Agreement, the Fundamental Documents and this Limited Waiver, the Borrower hereby releases, acquits and forever discharges the Lenders and the Administrative Agent, and each of them, and their respective Related Parties, of and from any and all Claims arising out of, related or in any way connected with the Credit Agreement, the Fundamental Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of this Limited Waiver, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Fundamental Documents or any Defaults or Events of Default occurring under the Credit Agreement or the Fundamental Documents.

                  9. Counterparts. This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                  10. References. All references to the Credit Agreement in the Credit Agreement and the other Fundamental Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as modified hereby and as may in the future be amended, restated, supplemented or modified from time to time.

                  11. No Default. To induce the Administrative Agent and the Lenders to enter into this Limited Waiver, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Administrative Agent or the Lenders under the Credit Agreement.

                  12. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the limited waivers herein contained.

                  13. Governing Law. This Limited Waiver shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.


                       [SIGNATURES CONTAINED ON NEXT PAGE]

         IN WITNESS WHEREOF, the Borrower, the Administrative Agent, and each of the Lenders has caused this Limited Waiver to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                      BORROWER:

                      ONEIDA LTD.

                      By: /s/ PETER J. KALLET
                          ---------------------
                              Name: Peter J. Kallet
                              Title: Chief Executive Officer


                      JPMORGAN CHASE BANK
                         as Administrative Agent, Collateral Agent, and Lender

                      By: /s/ ROGER ODELL
                          ---------------------
                              Name: Roger Odell
                              Title: Managing Director


                      ANCHORAGE CAPITAL MASTER OFFSHORE,
                      LTD., as Lender
                      By: Anchorage Advisors, L.L.C., its advisor
                      By: Anchorage Advisors Management,
                         L.L.C., its managing member

                      By: /s/ KEVIN ULRICH
                          ---------------------
                              Name:  Kevin Ulrich
                              Title: Managing Member


                      BANK OF AMERICA, NA, as Lender

                      By: /s/ DONALD J. SHEEHAN
                          ---------------------
                              Name: Donald J. Sheehan
                              Title: Senior Vice President


                      BARCLAYS BANK PLC., as Lender

                      By: /s/ STEVEN J. LUNDBERG
                          ----------------------
                              Name: Steven J. Lundberg
                              Title: Director

                      CARGILL FINANCIAL SERVICES
                      INTERNATIONAL, INC., as Lender

                      By: /s/ KIRK OGREN
                          ----------------------
                              Name:  Kirk Ogren
                              Title: Investment Manager

                      By: /s/ CHRISTOPHER J. HEDBERG
                          --------------------------
                              Name: Christopher J. Hedberg
                              Title: Operations Manager


                      FLEET NATIONAL BANK, as Lender

                      By: /s/ DONALD J.
                          ----------------------
                              Name:
                              Title:


                      SPS HIGH YIELD LOAN TRADING, as Lender

                      By: /s/ ROGER ODELL
                          ----------------------
                              Name: Roger Odell
                              Title: Managing Director


                      QUADRANGLE MASTER FUNDING LTD., as Lender

                      By: /s/ ANDREW J. HERENSTEIN
                          ------------------------
                              Name: Andrew J. Herenstein
                              Title: Managing Principal


                      SCOGGIN CAPITAL MANAGEMENT,LP II, as Lender

                      By: S&E Partners, LP, its General Partner
                      By: Scoggin, Inc., the General Partner of S&E Partners, LP

                      By: /s/ CRAIG EFFRON
                          ------------------------
                              Name:  Craig Effron
                              Title: President


                      ONEIDA SAVINGS BANK, as Lender

                      By: /s/ JAMES L. LACY
                          ------------------------
                              Name:  James L. Lacy
                              Title: Senior Vice President

               CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTORS

Each of the undersigned (i) acknowledges receipt of the foregoing Limited Waiver under Credit Agreement (the "Limited Waiver"), (ii) consents to the execution and delivery of the Limited Waiver by the parties thereto, (iii) reaffirms all of its obligations and covenants under the Amended and Restated Consolidated Subsidiary Guarantee Agreement dated as of August 9, 2004 (the "Guarantee") executed by it, (iv) agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Limited Waiver, (v) acknowledges and agrees that there exists no right of offset, defense, counterclaim, claim or objection in favor of such Guarantor arising out of or with respect to any of the Loans (as defined in that certain Second Amended and Restated Credit Agreement, dated as of August 9, 2004 (as heretofore amended, the "Credit Agreement"), among Oneida Ltd., as borrower, the lenders from time to time party thereto (the "Lenders"), JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, Bank of America, N.A., as issuer of the Bank of America L/C (as defined in the Credit Agreement) and HSBC USA, National Association, as issuer of the HSBC China L/C (as defined in the Credit Agreement)) or other obligations of such Guarantor owed to the Administrative Agent or the Lenders under the Credit Agreement, the Guarantee or the other Fundamental Documents (as defined in the Credit Agreement), and (vi) agrees to take such further actions as the Administrative Agent shall reasonably require in connection with the Limited Waiver and to evidence the waivers therein contained. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


                       [SIGNATURES CONTAINED ON NEXT PAGE]

         IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent, Reaffirmation and Agreement as of the 23rd day of September, 2004.

                                          BUFFALO CHINA, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          THC SYSTEMS, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          ENCORE PROMOTIONS, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          DELCO INTERNATIONAL, LTD.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          SAKURA, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          KENWOOD SILVER COMPANY, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          ONEIDA SILVERSMITHS, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          ONEIDA FOOD SERVICE, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          ONEIDA INTERNATIONAL, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer